Exhibit 10.1
Execution Version

AMENDMENT No. 1, dated as of March 9, 2023 (this “Amendment”), to the Credit Agreement dated as of March 29, 2022, among NEWS CORPORATION, a Delaware corporation (the “Administrative Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Administrative Borrower desires to amend the Credit Agreement on the termsset forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendment to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, clause (j) of the definition of “Permitted Liens” in the Credit Agreement shall hereby be amended to add the underlined text (indicated textually in the same manner as the following example: underlined text) as follows:

“any banker’s right of setoff or combination of accounts or pledges of accounts in connection with any such setoff, combination of accounts or otherwise in connection with cash management and treasury transactions, in each case conferred in the ordinary course of banking arrangements”

Section 2.    Representations and Warranties. The Administrative Borrower hereby represents and warrants that, on the date hereof, before and after giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (except to the extent any such representation or warranty specifically relates to an earlier date in which case such representation and warranty shall be accurate in all material respects as of such earlier date).

Section 3.    Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the Administrative Agent shall have received from the Administrative Borrower and Lenders constituting theRequired Lenders executed counterparts to this Amendment.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenantsor agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in theCredit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

Section 8.    Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Sections 8.11 and 8.18 of the Credit Agreement is incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be dulyexecuted by their respective authorized officers as of the day and year first above written.

NEWS CORPORATION, as Administrative Borrower

By:    /s/Andrew Cramer
    Name:    Andrew Cramer
    Title:    Deputy Chief Financial Officer

[Signature Page to Amendment]

Bank of America, N.A. as Administrative Agent and Lender

By:    /s/Elizabeth Uribe
    Name:     Elizabeth Uribe
    Title:    Assistant Vice President

[Signature Page to Amendment]

Bank of America, N.A., as Lender

By:    /s/ Dylan Honza
    Name:    Dylan Honza
    Title:    Vice President

[Signature Page to Amendment]

Australia and New Zealand Banking Group Limited, as Lender

By:    /s/Robert Grillo
    Name:    Robert Grillo
    Title:    Executive Director

[Signature Page to Amendment]

Bank of China, New York Branch as Lender

By:    /s/Raymond Qiao
    Name:    Raymond Qiao
    Title:    Executive Vice President

[Signature Page to Amendment]

CITIBANK, N.A., as Lender

By:    /s/Elizabeth Minnella
    Name:    Elizabeth Minnella
    Title:    Managing Director and Vice
President

[Signature Page to Amendment]

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:    /s/Anthony Vo
    Name:    Anthony Vo
    Title:    Senior Associate

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:    /s/Ming K Chu
    Name:    Ming K Chu
    Title:    Director

By:    /s/Marko Lukin
    Name:    Marko Lukin
    Title:    Vice President

[Signature Page to Amendment]

GOLDMAN SACHS BANK USA, as Lender

By:    /s/Keshia Leday
    Name:    Keshia Leday
    Title:    Authorized Signatory

[Signature Page to Amendment]

HSBC Bank USA, National Association, as Lender

By:    /s/Andrew Everett
    Name:    Andrew Everett
    Title:    Senior Vice President

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A. as Lender

By:    /s/Peter Thauer
    Name:    Peter Thauer
    Title:    Managing Director

[Signature Page to Amendment]

Morgan Stanley Bank, N.A. as Lender

By:    /s/Fru Ngwa
    Name:    Fru Ngwa
    Title:    Authorized Signatory

[Signature Page to Amendment]

MUFG BANK, LTD., as Joint Lead Arranger and a Lender

By:    /s/Colin Donnarumma
    Name:    Colin Donnarumma
    Title:    Vice President

[Signature Page to Amendment]

NAB as Lender

By:    /s/Irene Gao
    Name:    Irene Gao
    Title:    Director, Corporate & Institute
Banking

[Signature Page to Amendment]

U.S. Bank National Association as Lender

By:    /s/Steven J. Correll
    Name:    Steven J. Correll
    Title:    Senior Vice President

[Signature Page to Amendment]